UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2018

Date of reporting period:	December 1, 2017 — November 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam High Yield Fund

Annual report
11 | 30 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PHYIX

Putnam
High Yield
Fund

Annual report
11 | 30 | 18

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Message from the Trustees

January 11, 2019

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence with concerns mounting over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which have lagged U.S. markets all year, took another leg down during a selloff in October. Fixed-income markets, while generally less volatile than stocks, have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, the U.S. economy continues to grow, but markets may remain choppy.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor.

Thank you for investing with Putnam.

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the “lost decade” in 2000, high-yield bonds have outpaced stocks by a significant margin, and they have done so with a fraction of the volatility. For investors concerned about the risk entailed in today’s equity markets, high-yield bonds may be worth considering.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors’ perceptions of the health of the underlying corporate issuer, rather than on rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversifiedp ortfolio.

2 High Yield Fund

Sources: S&P, JPMorgan, as of 12/31/18. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

High Yield Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/18. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on page 15.

4 High Yield Fund

Paul, how would you describe the high-yield bond market during the period?

High-yield bonds returned 0.32% for the 12-month period, as measured by the JPMorgan Developed High Yield Index, lagging high-yield bank loans but outpacing the broad investment-grade fixed-income market.

Following relatively strong performance in 2017, the high-yield market declined sharply from late January into early February 2018, as volatility returned to risk-based asset classes. The market then stayed in a fairly narrow range from mid-February through September, but took another leg down in October and November, as a confluence of events led to a further decline in risk assets. These included the escalating trade dispute between the U.S. and China; concern that the Federal Reserve would raise policy rates too fast and choke off economic growth; flagging economic growth in Europe and China, leading to concern about a slowdown in growth globally; a precipitous decline in oil prices; some disappointments in third-quarter corporate earnings, particularly in the technology sector; and uncertainty about the ultimate resolution of the United Kingdom’s exit from the European Union.

The market achieved a degree of stability as the period came to a close, aided by a more dovish tone in statements made by Fed Chairman

High Yield Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/18. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 High Yield Fund

Jerome Powell, and an agreed-upon cease-fire in the U.S.-China trade battle.

Within the index, the majority of cohorts posted gains, led by health care (+5%), transportation (+3%), and broadcasting (+2%). On the downside, automotive (–7%), housing (–3%), and paper & packaging (–2%) were the weakest performers. From a credit perspective, lower-quality bonds delivered the best results, reflecting investor confidence amid the solid fundamental backdrop throughout the period.

The fund trailed its benchmark and the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Security selection in retail, industrials, and diversified media provided the biggest boost versus the benchmark. A roughly 5% allocation to bank loans also added value. Conversely, overall positioning in housing and health care, along with picks in metals & mining, dampened relative performance.

Which individual holdings contributed to relative performance?

An out-of-benchmark position in J. Crew Group was the top relative contributor. The retailer posted better-than-expected financial results, driven by sales of its Madewell brand of women’s clothing, helping its bonds rebound from depressed price levels.

Not owning two underperforming index members, energy exploration and production companies Sanchez Resources and Ultra Resources, also aided results versus the benchmark. We thought the bonds issued by these firms were too speculative for the fund’s risk profile.

Which investments weren’t as productive this period?

An overweight position in American Tire Distributors worked against relative performance. Loans of the independent tire supplier declined sharply after Goodyear Tire & Rubber announced it would no longer purchase tires from the firm. Goodyear’s decision came on the heels of its announcement of a joint distribution venture with Bridgestone Americas, another former American Tire customer.

Holdings in oil and gas producer Alta Mesa and gaming and resort company Caesars Entertainment also detracted this period. We sold the fund’s positions in both American Tire Distributors and Alta Mesa during the period.

What is your outlook for the coming months?

We evaluate the high-yield market through three lenses: fundamentals, valuation, and “technicals,” or the balance of supply and demand. As of period-end, we thought the fundamental environment was positive, whereas we had a more neutral outlook toward technicals. We thought valuations looked slightly better following the market selloff in the latter months of the period.

Despite global trade and political tensions, we think the fundamental backdrop for high yield remains supportive, led by corporate profit growth, a strong labor market, and rising employee wages. Including distressed exchanges, the U.S. high-yield default rate was 1.9% as of November 30, still well below the long-term historical average of about 5%. We think default rates could remain below average for the next year or two, and possibly longer, for two key reasons: the relative financial health of high-yield issuers overall, plus the fact that many have refinanced and extended bond maturities into the future.

Turning to valuation, we think the volatility and negative sentiment that marked the final two months of the period created attractive investment opportunities. As a result, we saw this period of volatility as a window of opportunity to add investments that may offer attractive total return potential.

As for technicals, gross high-yield new-issue activity totaled $187.4 billion year to date through November, which is 39% lower than the same period last year. And net new volume totaled a meager $73.3 billion year to date. Fund

High Yield Fund 7

flows have been negative year to date, with $36.7 billion leaving the asset class [mutual funds and exchange-traded funds combined]. In our view, the sizable outflows from high yield have not materially impacted the market’s supply-and-demand environment due to the low amount of new issuance.

How was the fund positioned in light of this outlook?

During the period, we reduced risk in the portfolio by increasing the fund’s allocation to higher-quality, BB-rated bonds while simultaneously shrinking our overweighting in CCC-rated credits. As of November 30, the fund’s duration — a key measure of interest-rate risk — was slightly below that of the benchmark. Additionally, we had about 5% of the portfolio invested in bank loans, which may help the fund benefit from rising interest rates.

At the industry level, we favored gaming, lodging & leisure and financials. Conversely, we had lower-than-benchmark exposure to food & beverages, consumer products, transportation, services, automotive, and health care.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

8 High Yield Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/18
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (3/25/86)
Before sales charge	7.13%	160.82%	10.06%	17.70%	3.31%	18.00%	5.67%	–0.94%
After sales charge	6.99	150.39	9.61	12.99	2.47	13.28	4.24	–4.90
Class B (5/16/94)
Before CDSC	6.90	145.51	9.40	13.36	2.54	15.18	4.82	–1.74
After CDSC	6.90	145.51	9.40	11.56	2.21	12.18	3.91	–6.44
Class C (3/30/07)
Before CDSC	6.88	142.27	9.25	13.50	2.56	15.35	4.88	–1.55
After CDSC	6.88	142.27	9.25	13.50	2.56	15.35	4.88	–2.49
Class M (12/1/94)
Before sales charge	6.84	154.22	9.78	16.13	3.04	17.09	5.40	–1.32
After sales charge	6.73	145.96	9.42	12.36	2.36	13.29	4.25	–4.53
Class R (3/30/07)
Net asset value	6.86	154.40	9.79	16.16	3.04	17.12	5.41	–1.15
Class R6 (5/22/18)
Net asset value	7.31	166.18	10.29	18.60	3.47	18.44	5.80	–1.01
Class Y (12/31/98)
Net asset value	7.32	167.00	10.32	18.96	3.53	18.81	5.91	–0.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

High Yield Fund 9

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 11/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
JPMorgan Developed High
Yield Index	—†	218.24%	12.27%	25.00%	4.56%	23.69%	7.34%	0.32%
Lipper High Yield Funds
category average*	6.93%	159.89	9.96	17.20	3.21	17.18	5.41	–0.40

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/18, there were 676, 584, 492, 315, and 18 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $24,551 and $24,227, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $24,596. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $25,440, $26,618, and $26,700, respectively.

10 High Yield Fund

Fund price and distribution information For the 12-month period ended 11/30/18
Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	6	12
Income	$0.288		$0.244	$0.245	$0.276		$0.276	$0.156	$0.300
Capital gains	—		—	—	—		—	—	—
Total	$0.288		$0.244	$0.245	$0.276		$0.276	$0.156	$0.300
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
11/30/17	$5.93	$6.18	$5.77	$5.74	$5.91	$6.11	$5.90	—	$6.22
5/22/18*	—	—	—	—	—	—	—	$6.07	—
11/30/18	5.59	5.82	5.43	5.41	5.56	5.75	5.56	5.88	5.88
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	5.15%	4.95%	4.64%	4.66%	4.96%	4.80%	4.96%	5.31%	5.10%
Current 30-day
SEC yield[2]	N/A	5.57	5.05	5.06	N/A	5.37	5.56	6.18	6.07

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

High Yield Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (3/25/86)
Before sales charge	7.03%	143.76%	9.32%	14.33%	2.72%	18.59%	5.85%	–3.75%
After sales charge	6.89	134.01	8.87	9.76	1.88	13.85	4.42	–7.60
Class B (5/16/94)
Before CDSC	6.80	129.92	8.68	10.04	1.93	15.96	5.06	–4.43
After CDSC	6.80	129.92	8.68	8.30	1.61	12.96	4.15	–9.00
Class C (3/30/07)
Before CDSC	6.78	126.05	8.50	9.97	1.92	15.72	4.99	–4.59
After CDSC	6.78	126.05	8.50	9.97	1.92	15.72	4.99	–5.50
Class M (12/1/94)
Before sales charge	6.74	137.57	9.04	12.79	2.44	17.46	5.51	–4.13
After sales charge	6.63	129.85	8.68	9.13	1.76	13.64	4.36	–7.25
Class R (3/30/07)
Net asset value	6.76	137.74	9.05	12.82	2.44	17.49	5.52	–3.97
Class R6 (5/22/18)
Net asset value	7.21	148.91	9.55	15.18	2.87	18.85	5.92	–3.98
Class Y (12/31/98)
Net asset value	7.22	150.08	9.60	15.72	2.96	19.40	6.09	–3.53

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/17	1.03% ‡	1.78 ‡	1.78%‡	1.28%‡	1.28%‡	0.67%*	0.78%‡
Annualized expense ratio for the
six-month period ended 11/30/18†	1.03%	1.78%	1.78%	1.28%	1.28%	0.67%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect current fees and the lower investor servicing fees applicable to class R6 shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Restated to reflect current fees.

12 High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/18 to 11/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.15	$8.88	$8.89	$6.39	$6.39	$3.35	$3.90
Ending value (after expenses)	$995.10	$989.50	$991.20	$992.30	$992.30	$995.70	$994.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/18, use the following calculation method. To find the value of your investment on 6/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.22	$9.00	$9.00	$6.48	$6.48	$3.40	$3.95
Ending value (after expenses)	$1,019.90	$1,016.14	$1,016.14	$1,018.65	$1,018.65	$1,021.71	$1,021.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Fund 13

Consider these risks before investing

Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee.

14 High Yield Fund

They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2018, Putnam employees had approximately $477,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 High Yield Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

High Yield Fund 17

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

18 High Yield Fund

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

High Yield Fund 19

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 667, 578 and 476 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 High Yield Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Fund 21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Fund (the “fund”), including the fund’s portfolio, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
January 11, 2019

22 High Yield Fund

The fund’s portfolio 11/30/18

	Principal
CORPORATE BONDS AND NOTES (86.6%)*	amount	Value
Advertising and marketing services (0.1%)
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	$760,000	$761,900
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	1,209,000	1,210,511
		1,972,411
Automotive (0.4%)
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	5,025,000	4,968,519
		4,968,519
Broadcasting (2.8%)
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	5,034,000	4,820,055
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,285,000	1,285,000
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	4,650,000	4,721,145
Gray Escrow, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	3,567,000	3,620,862
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	2,031,000	1,975,148
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †	2,705,000	1,934,075
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	6,500,000	6,272,500
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	3,088,000	2,941,320
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	2,310,000	2,364,863
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,868,000	4,575,920
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	1,420,000	1,309,950
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	1,754,000	1,599,858
		37,420,696
Building materials (1.1%)
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	711,000	688,781
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	1,679,000	1,674,803
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	1,600,000	1,396,000
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	1,004,000	898,580
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,760,000	1,716,000
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	2,275,000	2,161,250
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	2,185,000	1,966,500
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	230,000	201,250
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	3,817,000	3,549,810
		14,252,974

High Yield Fund 23

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Cable television (4.9%)
Altice Luxembourg SA 144A company guaranty sr. unsec. notes
7.75%, 5/15/22 (Luxembourg)	$4,665,000	$4,431,750
Altice SA 144A company guaranty sr. unsec. notes 7.625%,
2/15/25 (Luxembourg)	2,335,000	1,891,350
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	470,000	488,800
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	2,040,000	1,978,800
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	5,488,000	5,536,021
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	2,324,000	2,324,023
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	4,130,000	4,104,188
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	5,465,000	5,191,750
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	1,050,000	1,098,563
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	3,085,000	3,231,476
CSC Holdings, LLC 144A sr. unsec. notes 7.50%, 4/1/28	4,390,000	4,521,612
CSC Holdings, LLC 144A sr. unsec. notes 5.125%, 12/15/21	3,060,000	3,048,525
CSC Holdings, LLC 144A sr. unsec. notes 5.125%, 12/15/21	1,034,000	1,030,123
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.875%, 10/15/25	1,924,000	2,217,410
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	2,370,000	2,565,762
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	6,965,000	5,920,250
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	715,000	727,513
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	3,395,000	3,259,200
SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)	1,180,000	1,140,175
Unitymedia GmbH 144A company guaranty sr. notes 6.125%,
1/15/25 (Germany)	1,800,000	1,836,000
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	2,728,000	2,734,820
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	2,400,000	2,274,000
Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 5.75%, 1/15/25 (United Kingdom)	2,501,000	2,375,950
		63,928,061
Capital goods (4.9%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	3,606,000	3,245,400
ARD Securities Finance SARL 144A sr. notes 8.75%, 1/31/23
(Luxembourg) ‡‡	1,275,747	1,081,196
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	1,990,000	2,007,413
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	1,530,000	1,424,813
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	2,985,000	3,061,233
Berry Global, Inc. 144A notes 4.50%, 2/15/26	805,000	756,700
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	997,000	1,029,403
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	4,835,000	4,587,206

24 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Capital goods cont.
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	$2,471,000	$2,569,840
Covanta Holding Corp. sr. unsec. notes 6.00%, 1/1/27	1,105,000	1,027,650
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	1,590,000	1,532,442
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	2,482,000	2,655,740
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	1,505,000	1,369,550
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	3,770,000	3,855,579
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	4,300,000	3,848,500
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	1,637,000	1,653,370
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	1,498,000	1,478,807
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	3,935,000	3,733,331
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	1,540,000	1,534,225
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	3,465,000	3,421,688
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	1,989,000	1,926,844
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	3,159,000	2,590,380
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	2,000,000	1,992,500
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	4,058,000	3,961,176
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	1,640,000	1,467,800
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	2,218,000	2,151,460
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	985,000	945,600
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	3,631,000	3,231,590
		64,141,436
Chemicals (3.7%)
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	1,935,000	1,876,950
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	2,865,000	2,750,400
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	2,130,000	2,062,266
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	3,140,000	2,431,522
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	910,000	849,713
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	1,889,000	1,704,823
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	1,781,000	1,803,263

High Yield Fund 25

		Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.		amount	Value
Chemicals cont.
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24		$5,325,000	$4,792,500
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24		1,041,000	983,745
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	2,910,000	2,846,569
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26		$5,776,000	5,530,520
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22		700,000	712,607
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26		3,081,000	2,842,223
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25		1,900,000	1,710,000
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25		2,930,000	2,739,550
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)		3,945,000	3,777,338
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
Ser. REGS, 6.50%, 10/1/26 (Netherlands)	EUR	500,000	525,638
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)		$2,745,000	2,518,226
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)		2,745,000	2,573,737
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)		1,215,000	1,029,713
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24		2,642,000	2,674,232
			48,735,535
Commercial and consumer services (1.5%)
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		2,250,000	2,224,688
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		2,325,000	2,293,031
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		1,145,000	1,116,375
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		3,573,000	3,546,203
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)		675,000	635,344
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R		1,305,000	1,181,077
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		4,491,000	3,974,535
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26		1,896,000	1,871,115
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23		3,448,000	3,430,760
			20,273,128
Construction (2.5%)
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25		3,019,000	2,739,743
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23		1,175,000	1,169,125
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24		3,470,000	3,253,125
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24		3,093,000	2,849,426

26 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Construction cont.
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	$3,340,000	$3,281,550
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	850,000	815,745
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	1,215,000	1,148,175
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	1,714,000	1,696,860
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)	2,260,000	2,017,050
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	2,539,000	2,412,050
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	2,893,000	2,683,258
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	2,984,000	2,827,340
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	3,716,000	3,720,645
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	2,355,000	2,372,663
		32,986,755
Consumer (0.3%)
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	2,195,000	2,077,019
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	230,000	234,600
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	2,020,000	1,949,300
		4,260,919
Consumer staples (4.4%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	3,745,000	3,520,300
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	1,565,000	1,557,175
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	2,685,000	2,537,325
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	3,352,000	3,251,440
Ashtead Capital, Inc. 144A notes 5.25%, 8/1/26	395,000	387,100
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	2,875,000	2,601,875
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	3,250,000	2,868,125
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	4,685,000	4,216,500
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	4,160,000	3,650,400
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	2,557,000	1,891,669
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	3,345,000	3,345,000
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	3,480,000	3,419,100
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	3,362,000	3,128,778
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	2,765,000	2,711,414

High Yield Fund 27

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Consumer staples cont.
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	$2,765,000	$2,726,981
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	1,780,000	1,668,376
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	3,385,000	3,296,990
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	861,000	830,865
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	2,195,000	2,035,863
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	2,520,000	2,324,700
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	1,130,000	1,144,125
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28	1,600,000	1,577,440
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	4,010,000	3,448,600
		58,140,141
Energy (oil field) (1.4%)
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	3,397,000	3,363,030
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	2,168,000	1,788,600
FTS International, Inc. company guaranty sr. notes 6.25%, 5/1/22	1,350,000	1,269,000
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	4,135,000	3,354,508
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	340,000	299,098
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	1,085,000	1,071,438
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	3,255,000	2,905,088
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	1,219,000	1,151,955
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	2,190,000	219
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	4,230,000	423
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	2,040,000	1,991,550
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	2,497,000	1,666,748
		18,861,657
Entertainment (2.0%)
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	1,788,000	1,582,380
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	2,077,000	1,848,530
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	2,885,000	2,610,925
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	995,000	1,034,800
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	1,834,000	1,783,565
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	5,805,000	5,442,188
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	955,000	923,963
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	3,135,000	3,118,353

28 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Entertainment cont.
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	$4,635,000	$4,438,013
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	4,345,000	4,160,338
		26,943,055
Financials (9.0%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	3,730,000	3,711,350
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	2,824,000	2,871,669
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	8,622,000	10,067,909
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	2,865,000	2,929,463
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,737,000	2,067,030
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	1,010,000	1,027,675
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	1,635,000	1,708,575
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	4,790,000	4,795,988
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,565,000	1,572,512
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	4,120,000	3,831,600
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	3,320,000	3,243,225
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	1,685,000	1,731,338
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	2,400,000	2,283,000
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	1,812,000	2,215,127
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	4,490,000	4,293,563
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,407,000	1,352,442
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	2,043,000	1,813,163
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	3,313,000	2,940,288
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	2,130,000	2,116,688
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	1,221,000	1,210,988
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	2,044,000	2,095,100
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	2,782,000	2,649,855
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	2,045,000	2,057,781
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	1,985,000	2,017,256
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	558,000	562,185
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	1,757,000	1,763,027
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	1,265,000	1,247,986

High Yield Fund 29

		Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.		amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, 6.00%,
perpetual maturity		$1,000,000	$1,005,000
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37		709,000	794,080
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	1,030,000	2,147,520
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)		$793,000	751,193
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		4,395,000	4,164,263
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R		1,370,000	1,383,495
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R		1,100,000	970,750
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		1,087,000	1,085,641
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		3,705,000	3,529,013
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		3,745,000	4,653,163
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		1,800,000	1,782,000
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)		650,000	614,855
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26		1,090,000	1,024,600
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25		2,849,000	2,681,621
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		3,010,000	2,806,825
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20		2,583,000	2,466,765
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23		2,350,000	2,138,500
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)		4,810,000	4,737,850
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		3,092,000	2,937,400
Wand Merger Corp. 144A sr. unsec. notes 9.125%, 7/15/26		665,000	671,650
Wand Merger Corp. 144A sr. unsec. notes 8.125%, 7/15/23		2,060,000	2,080,600
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25		4,408,000	4,121,480
			118,725,047
Forest products and packaging (2.1%)
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24		4,711,000	4,522,560
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24		3,680,000	3,523,600
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		4,725,000	4,287,938
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25		1,989,000	1,837,339
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24		2,361,000	2,301,975
MEG Energy Corp. 144A sr. unsec. notes 7.875%, 7/15/26		1,860,000	1,748,400

30 High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.		amount	Value
Forest products and packaging cont.
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)		$1,135,000	$1,174,725
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)		1,790,000	1,781,050
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		1,280,000	1,164,800
Mercer International, Inc. 144A sr. unsec. notes 7.375%,
1/15/25 (Canada)		520,000	522,111
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)		4,678,000	5,426,480
			28,290,978
Gaming and lottery (3.6%)
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26		1,120,000	1,083,600
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		3,385,000	3,507,706
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26		1,095,000	1,088,156
Cirsa Finance International SARL 144A sr. notes 7.875%,
12/20/23 (Luxembourg)		1,315,000	1,310,726
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		4,480,000	4,110,400
Delta Merger Sub., Inc. 144A sr. unsec. notes 6.00%, 9/15/26		400,000	387,000
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		1,582,000	1,653,190
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	5,154,000	3,966,988
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		$5,190,000	5,605,200
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		4,136,000	4,239,400
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		1,150,000	1,207,155
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		2,320,000	2,134,400
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21		4,230,000	4,150,688
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22		7,979,000	8,267,441
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27		4,977,000	4,546,241
			47,258,291
Health care (8.4%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		5,170,000	4,291,100
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		3,120,000	1,974,336
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	2,265,000	2,510,948
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$885,000	869,513
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		3,345,000	3,528,975
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		5,525,000	5,186,318
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23		840,000	817,950

High Yield Fund 31

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	$3,475,000	$3,635,719
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	1,155,000	1,190,851
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	2,725,000	2,575,125
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	3,320,000	3,452,468
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	2,785,000	2,795,444
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	1,160,000	1,167,250
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	7,215,000	6,691,913
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	7,571,000	3,749,159
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	4,155,000	3,199,350
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.272%, 8/28/23	700,000	694,701
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	875,000	689,885
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	1,345,000	1,112,988
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	1,593,000	1,310,243
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	2,970,000	2,992,275
HCA, Inc. company guaranty sr. notes 4.75%, 5/1/23	1,840,000	1,840,000
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	6,380,000	6,140,750
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	1,115,000	1,204,200
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	3,735,000	3,702,319
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	1,996,000	2,135,720
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	3,215,000	2,555,925
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	2,395,000	2,391,408
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	670,000	631,475
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	6,020,000	5,794,250
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	4,229,000	4,250,145
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	905,000	843,913
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	4,080,000	4,100,400
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	2,030,000	1,999,550
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	3,585,000	3,657,596
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	1,743,000	1,812,720
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	3,275,000	3,338,004
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes zero %, 4/15/24 (Israel)	2,110,000	2,104,092

32 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Health care cont.
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.25%, 4/1/26	$2,650,000	$2,821,429
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
8.50%, 1/31/27	2,260,000	2,339,100
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	1,615,000	1,600,869
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	870,000	863,632
		110,564,008
Homebuilding (1.7%)
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	4,515,000	4,277,963
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,569,000	1,572,923
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	2,778,000	2,666,880
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	1,082,000	1,015,728
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	4,768,000	4,970,640
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
4.25%, 3/1/21	860,000	861,075
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	2,941,000	2,635,724
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	5,146,000	4,850,105
		22,851,038
Lodging/Tourism (0.8%)
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	2,089,000	2,041,998
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	3,680,000	3,509,800
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. sub. notes 4.625%, 4/1/25	750,000	723,750
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	2,680,000	2,505,800
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	2,060,000	1,982,750
		10,764,098
Media (0.9%)
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	3,289,000	3,313,668
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	1,452,000	1,415,700
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	4,226,000	4,132,605
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	2,566,000	2,530,718
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	775,000	751,750
		12,144,441

High Yield Fund 33

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Metals (3.8%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$2,222,000	$2,316,435
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	1,385,000	1,374,613
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	1,704,000	1,791,331
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	2,810,000	2,980,163
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	4,420,000	4,508,400
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	812,000	747,040
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	925,000	846,375
Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)	1,104,000	1,035,000
Constellium NV 144A sr. unsec. notes 6.625%, 3/1/25 (Netherlands)	1,685,000	1,609,175
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	2,270,000	2,037,325
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	2,580,000	2,212,350
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	2,505,000	2,608,331
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	1,216,000	994,080
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	2,610,000	2,590,425
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	1,283,000	1,366,395
Kinross Gold. Corp. company guaranty sr. unsec. unsub. notes
5.95%, 3/15/24 (Canada)	470,000	471,175
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	907,000	775,485
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	4,688,000	4,371,560
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	3,515,000	3,479,850
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	1,375,000	1,327,563
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	930,000	857,925
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	1,520,000	1,516,200
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	235,000	234,706
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	1,180,000	1,135,750
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	3,235,000	3,170,300
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	2,952,000	3,136,500
		49,494,452

34 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Oil and gas (10.5%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	$1,400,000	$1,396,500
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	5,215,000	3,715,688
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,210,000	1,200,925
Antero Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/1/25	1,250,000	1,187,500
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	1,350,000	1,323,000
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	1,153,000	1,219,298
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	885,000	829,688
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	1,100,000	954,250
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	2,113,000	1,912,265
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	2,032,000	1,557,020
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	850,000	915,875
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	5,067,000	5,219,010
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	3,210,000	3,109,688
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	1,131,000	1,074,450
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	3,006,000	2,893,275
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	2,298,000	2,137,140
Comstock Escrow Corp. 144A sr. unsec. notes 9.75%, 8/15/26	3,258,000	2,964,780
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	2,133,000	1,874,310
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	1,795,000	1,694,205
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	4,302,000	4,065,390
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	2,990,000	2,795,650
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	1,105,000	1,106,381
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	1,366,000	1,376,245
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	1,930,000	1,659,800
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	2,174,000	2,179,435
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	1,095,000	967,706
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	5,030,000	4,973,413

High Yield Fund 35

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Oil and gas cont.
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	$1,355,000	$1,316,044
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	4,415,000	4,536,413
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	1,615,000	1,647,300
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	5,950,000	5,236,000
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	1,884,000	1,667,340
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	3,112,000	1,711,600
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	1,935,000	967,500
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	1,068,000	934,500
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	2,255,000	2,170,438
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	4,330,000	4,200,100
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	4,254,000	4,200,825
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	2,709,000	2,519,370
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes
5.875%, 5/1/26	2,685,000	2,570,888
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	537,000	502,766
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	1,750,000	1,631,875
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	3,180,000	3,243,600
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,333,000	1,362,993
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	2,481,000	2,471,696
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	1,862,000	1,629,250
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	1,340,000	1,249,550
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	715,000	704,275
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	2,495,000	2,463,813
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	2,280,000	2,103,300
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	1,815,000	1,701,563
Range Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/15/23	1,920,000	1,810,800
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	225,000	209,250
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	135,000	134,831
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	875,000	835,625

36 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Oil and gas cont.
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	$2,713,000	$2,519,699
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	15,000	14,400
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	248,000	243,660
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	2,290,000	2,249,925
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	1,357,000	1,302,720
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	2,919,000	2,697,769
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	1,760,000	1,724,800
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	1,150,000	925,750
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	570,000	584,250
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	3,876,000	3,900,806
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	1,316,000	1,250,200
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	2,245,000	2,160,813
Williams Cos., Inc. (The) sr. unsec. sub. bonds 5.75%, 6/24/44	715,000	702,795
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	734,000	940,378
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	1,406,000	1,692,472
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	1,592,000	1,739,260
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	1,645,000	1,579,200
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	542,000	543,355
		138,808,644
Publishing (0.3%)
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	3,160,000	3,231,100
		3,231,100
Regional Bells (0.5%)
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	983,000	693,015
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	2,527,000	2,021,600
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	4,501,000	4,084,973
		6,799,588
Retail (1.1%)
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	1,244,000	933,000
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21	2,424,936	1,212,468
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	3,185,000	1,544,725
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	2,935,000	2,949,675
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	1,955,000	1,808,375
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	2,570,000	2,438,288

High Yield Fund 37

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Retail cont.
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	$1,255,000	$840,850
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	2,474,000	2,313,190
		14,040,571
Technology (5.0%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	8,845,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	3,967,000	3,733,939
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	7,435,000	7,516,206
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	2,663,000	2,783,368
Energizer Gamma Acquisition, Inc. 144A company guaranty sr.
unsec. notes 6.375%, 7/15/26	815,000	766,100
First Data Corp. 144A notes 5.75%, 1/15/24	5,386,000	5,406,198
First Data Corp. 144A sr. notes 5.375%, 8/15/23	1,935,000	1,947,094
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	5,539,000	4,680,455
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	4,962,000	4,949,595
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	3,500,000	3,482,500
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	3,320,000	4,054,361
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	4,085,000	3,952,238
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	885,000	858,450
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	7,255,000	7,817,263
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	5,483,000	5,181,435
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	5,563,000	5,312,665
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	3,695,000	3,380,925
		65,822,792
Telecommunications (4.2%)
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)	1,755,000	1,498,331
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	6,080,000	5,631,904
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	3,170,000	2,539,963
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	1,755,000	1,719,900
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	900,000	913,500
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	5,796,000	5,419,260
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	5,526,000	5,705,595
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	2,265,000	2,263,868
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	4,814,000	4,647,917

38 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Telecommunications cont.
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	$4,928,000	$4,761,680
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	370,000	382,950
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	10,670,000	11,226,924
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	7,715,000	8,042,888
		54,754,680
Telephone (0.9%)
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	4,790,000	4,927,713
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	1,441,000	1,401,373
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.125%, 4/15/25	880,000	873,400
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	2,750,000	2,546,638
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	1,145,000	1,074,525
Windstream Services, LLC/Windstream Finance Corp. 144A
company guaranty sub. notes 9.00%, 6/30/25	471,000	343,830
		11,167,479
Textiles (0.2%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	2,165,000	2,083,813
		2,083,813
Transportation (0.3%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	3,185,000	3,192,963
		3,192,963
Utilities and power (3.3%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	5,201,000	5,240,008
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	1,610,000	1,599,938
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	1,180,000	1,169,675
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	1,510,000	1,487,350
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	5,017,000	4,615,640
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,824,000	1,696,320
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	920,000	920,000
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	4,677,000	4,887,124
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	4,115,000	4,372,188
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	1,573,000	1,690,975
Energy Transfer LP sr. sub. notes 5.875%, 1/15/24	2,097,000	2,159,722
Energy Transfer LP sr. sub. notes 5.50%, 6/1/27	1,343,000	1,339,643
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	1,120,000	705,600
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	2,540,000	2,679,700

High Yield Fund 39

	Principal
CORPORATE BONDS AND NOTES (86.6%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	$4,160,000	$4,237,667
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	1,125,000	1,096,875
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	1,345,000	5,380
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	3,590,000	3,531,662
		43,435,467
Total corporate bonds and notes (cost $1,198,010,085)		$1,140,314,737

	Principal
SENIOR LOANS (5.4%)*c	amount	Value
Basic materials (0.1%)
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.345%, 10/25/23	$1,546,421	$1,411,882
		1,411,882
Capital goods (0.4%)
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.345%, 3/28/25	2,283,790	2,136,771
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.50%), 4.845%, 6/9/23	1,340,000	1,308,845
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.707%, 11/15/23	2,149,817	2,082,635
		5,528,251
Communication services (0.2%)
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.50%), 8.845%, 8/4/25	3,390,000	3,453,563
		3,453,563
Consumer cyclicals (2.0%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.304%, 7/2/22	840,025	610,419
iHeartCommunications, Inc. bank term loan FRN Ser. D,
(BBA LIBOR USD 3 Month + 6.75%), 9.052%, 1/30/19 (In default) †	4,080,000	2,898,501
J. Crew Group, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.22%), 4.514%, 3/5/21	2,638,861	2,214,445
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/21/24	2,785,000	2,741,484
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.477%, 10/16/23	1,409,015	1,382,596
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.82%, 11/6/24	4,370,217	4,348,366
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.095%, 9/18/25	5,429,000	5,281,966
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.375%, 2/28/26	1,915,000	1,819,250
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.875%, 2/28/25	2,019,850	1,949,155
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 7.00%, 11/16/22	3,078,000	3,070,305
		26,316,487

40 High Yield Fund

	Principal
SENIOR LOANS (5.4%)*c cont.	amount	Value
Consumer staples (0.3%)
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.732%, 6/21/24	$2,438,762	$2,399,810
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 6.207%, 9/7/23	1,749,679	1,283,281
		3,683,091
Energy (1.2%)
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 10.38%), 12.724%, 12/31/21	1,780,000	1,882,350
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 7.037%, 11/17/22	3,495,000	3,495,000
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.641%, 6/30/24	2,530,189	2,436,572
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 7.095%, 4/16/21	927,037	925,878
HFOTCO, LLC bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 2.75%), 5.10%, 6/26/25	2,482,838	2,473,527
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23	1,360,600	1,207,532
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.125%, 5/25/25	4,350	4,133
Oryx Southern Delaware Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.595%, 2/28/25	2,054,675	1,975,913
Traverse Midstream Partners, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.60%, 9/27/24	1,815,000	1,801,388
		16,202,293
Financials (0.3%)
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.00%), 8.35%, 3/24/25	1,151,699	1,151,699
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.00%), 6.52%, 12/31/25	1,935,000	1,935,000
Navistar Financial Corp Owner Trust bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 6.087%, 7/25/25	685,000	680,291
		3,766,990
Health care (0.4%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.886%, 4/21/24	1,765,274	1,499,933
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.314%, 6/1/25	1,720,875	1,701,784
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.576%, 6/1/25	1,930,600	1,879,233
		5,080,950
Technology (0.5%)
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.609%, 12/15/24	1,409,401	1,392,665
CCC Information Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 6.75%), 9.095%, 3/31/25	1,387,000	1,384,399
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.25%), 9.25%, 11/1/24	2,297,000	2,300,829
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.582%, 11/3/23	1,247,821	1,150,491
		6,228,384
Total senior loans (cost $74,707,685)		$71,671,891

High Yield Fund 41

COMMON STOCKS (1.5%)*	Shares	Value
Advanz Pharma Corp. (Canada) †	15,824	$300,656
Ally Financial, Inc.	101,975	2,720,693
Avaya Holdings Corp. †	100,795	1,569,377
Berry Plastics Group, Inc. †	36,165	1,819,823
Caesars Entertainment Corp. †	195,953	1,669,520
Charter Communications, Inc. Class A †	7,515	2,473,938
CHC Group, LLC (acquired 3/23/17, cost $156,339) (Cayman Islands) † ΔΔ	10,782	70,083
CIT Group, Inc.	45,833	2,128,026
Crown Holdings, Inc. †	30,250	1,551,220
Halcon Resources Corp. †	131,989	369,569
Live Nation Entertainment, Inc. †	17,645	982,474
MWO Holdings, LLC (Units) F	918	31,056
Nine Point Energy F	40,508	584,936
Seven Generations Energy, Ltd. Class A (Canada) †	92,240	703,264
T-Mobile US, Inc. †	25,645	1,755,400
Tervita Corp. (Canada) †	2,845	18,051
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	104,590	82,626
Tribune Media Co. Class 1C	297,958	104,285
U.S. Concrete, Inc. †	19,560	769,295
Total common stocks (cost $26,190,241)		$19,704,292

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value
Crown Castle International Corp. Ser. A, 6.875% cv. pfd.	3,041	$3,291,019
EPR Properties Ser. C, $1.438 cv. pfd. R	58,913	1,719,311
Fortive Corp. Ser. A, 5.00% cv. pfd.	2,121	2,082,292
iStar, Inc. Ser. J, $2.25 cv. pfd. R	31,913	1,475,048
Nine Point Energy 6.75% cv. pfd.	552	649,362
Total convertible preferred stocks (cost $8,661,659)		$9,217,032

	Principal
CONVERTIBLE BONDS AND NOTES (0.5%)*	amount	Value
Caesars Entertainment Corp. cv. sr. unsec. notes 5.00%, 10/1/24	$780,770	$1,103,318
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $566,310) (Cayman Islands) ΔΔ	809,256	768,793
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	1,148,000	1,007,829
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	1,240,000	1,251,345
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	2,365,000	2,817,867
Total convertible bonds and notes (cost $7,317,230)		$6,949,152

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (0.0%)*	amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through Certificates
4.00%, 8/1/47 [i]	$114,340	$115,484
		115,484
Total U.S. government and agency mortgage obligations (cost $115,484)		$115,484

42 High Yield Fund

	Expiration	Strike
WARRANTS (0.0%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	35,854	$1,936
Total warrants (cost $—)				$1,936

	Principal amount/
SHORT-TERM INVESTMENTS (4.7%)*		shares	Value
Putnam Short Term Investment Fund 2.37% L	Shares	61,895,331	$61,895,331
U.S. Treasury Bills 2.165%, 12/13/18		$3,000	2,998
Total short-term investments (cost $61,898,329)			$61,898,329

TOTAL INVESTMENTS
Total investments (cost $1,376,900,713)	$1,309,872,853

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2017 through November 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,317,472,120.

† This security is non-income-producing.

 ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $838,876, or less than 0.1% of net assets.

 ‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

High Yield Fund 43

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/18 (aggregate face value $12,623,537)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	12/19/18	$6,515,763	$6,679,865	$164,102
Barclays Bank PLC
	Canadian Dollar	Sell	1/16/19	471,111	489,788	18,677
Citibank, N.A.
	Canadian Dollar	Sell	1/16/19	935,365	972,585	37,220
Goldman Sachs International
	British Pound	Sell	12/19/18	2,488,227	2,541,905	53,678
State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/16/19	1,865,155	1,939,394	74,239
Unrealized appreciation						347,916
Unrealized (depreciation)						—
Total						$347,916

* The exchange currency for all contracts listed is the United States Dollar.

44 High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Basic materials	$769,295	$—	$—
Capital goods	3,389,094	—	—
Communication services	4,229,338	—	—
Consumer cyclicals	2,651,994	104,285	—
Energy	1,072,833	70,083	615,992
Financials	4,848,719	—	—
Health care	300,656	—	—
Technology	1,569,377	—	—
Utilities and power	—	82,626	—
Total common stocks	18,831,306	256,994	615,992
Convertible bonds and notes	—	6,949,152	—
Convertible preferred stocks	—	9,217,032	—
Corporate bonds and notes	—	1,140,314,095	642
Senior loans	—	71,671,891	—
U.S. government and agency mortgage obligations	—	115,484	—
Warrants	1,936	—	—
Short-term investments	61,895,331	2,998	—
Totals by level	$80,728,573	$1,228,527,646	$616,634

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$347,916	$—
Totals by level	$—	$347,916	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 45

Statement of assets and liabilities 11/30/18
ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,315,005,382)	$1,247,977,522
Affiliated issuers (identified cost $61,895,331) (Notes 1 and 5)	61,895,331
Cash	1,465,229
Dividends, interest and other receivables	20,782,381
Receivable for shares of the fund sold	539,680
Receivable for investments sold	1,275,718
Unrealized appreciation on forward currency contracts (Note 1)	347,916
Prepaid assets	49,168
Total assets	1,334,332,945

LIABILITIES
Payable for investments purchased	10,222,122
Payable for shares of the fund repurchased	3,926,318
Payable for compensation of Manager (Note 2)	613,773
Payable for custodian fees (Note 2)	17,857
Payable for investor servicing fees (Note 2)	367,156
Payable for Trustee compensation and expenses (Note 2)	843,744
Payable for administrative services (Note 2)	5,366
Payable for distribution fees (Note 2)	481,838
Collateral on certain derivative contracts, at value (Notes 1 and 9)	115,484
Other accrued expenses	267,167
Total liabilities	16,860,825
Net assets	$1,317,472,120

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,459,677,340
Total distributable earnings (Note 1)	(142,205,220)
Total — Representing net assets applicable to capital shares outstanding	$1,317,472,120

(Continued on next page)

46 High Yield Fund

Statement of assets and liabilities cont.
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($898,319,694 divided by 160,808,586 shares)	$5.59
Offering price per class A share (100/96.00 of $5.59)*	$5.82
Net asset value and offering price per class B share ($14,150,976 divided by 2,604,393 shares)**	$5.43
Net asset value and offering price per class C share ($37,340,874 divided by 6,906,940 shares)**	$5.41
Net asset value and redemption price per class M share
($79,376,411 divided by 14,268,201 shares)	$5.56
Offering price per class M share (100/96.75 of $5.56)†	$5.75
Net asset value, offering price and redemption price per class R share
($27,080,047 divided by 4,869,498 shares)	$5.56
Net asset value, offering price and redemption price per class R6 share
($13,611,415 divided by 2,314,468 shares)	$5.88
Net asset value, offering price and redemption price per class Y share
($247,592,703 divided by 42,076,468 shares)	$5.88

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 47

Statement of operations Year ended 11/30/18
INVESTMENT INCOME
Interest (including interest income of $839,333 from investments in affiliated issuers) (Note 5)	$91,034,503
Dividends	712,640
Total investment income	91,747,143

EXPENSES
Compensation of Manager (Note 2)	8,282,659
Investor servicing fees (Note 2)	2,387,431
Custodian fees (Note 2)	33,798
Trustee compensation and expenses (Note 2)	66,083
Distribution fees (Note 2)	3,696,497
Administrative services (Note 2)	42,892
Other	615,803
Total expenses	15,125,163
Expense reduction (Note 2)	(12,061)
Net expenses	15,113,102

Net investment income	76,634,041

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(2,719,093)
Foreign currency transactions (Note 1)	2,019
Forward currency contracts (Note 1)	247,925
Swap contracts (Note 1)	(376,636)
Total net realized loss	(2,845,785)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(86,560,085)
Assets and liabilities in foreign currencies	(4,119)
Swap contracts	105,425
Forward currency contracts	359,341
Total change in net unrealized depreciation	(86,099,438)

Net loss on investments	(88,945,223)

Net decrease in net assets resulting from operations	$(12,311,182)

The accompanying notes are an integral part of these financial statements.

48 High Yield Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/18	Year ended 11/30/17
Operations
Net investment income	$76,634,041	$61,141,366
Net realized gain (loss) on investments
and foreign currency transactions	(2,845,785)	11,005,010
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(86,099,438)	7,218,929
Net increase (decrease) in net assets resulting
from operations	(12,311,182)	79,365,305
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(48,977,921)	(39,083,910)
Class B	(770,459)	(917,264)
Class C	(2,030,570)	(2,226,708)
Class M	(4,108,659)	(4,283,874)
Class R	(1,332,977)	(1,381,623)
Class R6	(342,583)	—
Class Y	(14,600,329)	(12,773,749)
Increase (decrease) from capital share transactions (Note 4)	(204,341,679)	1,042,806,238
Total increase (decrease) in net assets	(288,816,359)	1,061,504,415

NET ASSETS
Beginning of year	1,606,288,479	544,784,064
End of year (Note 1)	$1,317,472,120	$1,606,288,479

The accompanying notes are an integral part of these financial statements.

High Yield Fund 49

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	distributions	fees	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class A
November 30, 2018	$5.93	.30	(.35)	(.05)	(.29)	(.29)	—	$5.59	(.94)	$898,320	1.03	5.20	33
November 30, 2017	5.78	.30	.16	.46	(.31)	(.31)	—	5.93	8.11	1,054,712	1.04[d]	5.12	47
November 30, 2016	5.56	.31	.23	.54	(.32)	(.32)	—	5.78	10.18	309,295	1.07[e]	5.48[e]	42
November 30, 2015	6.11	.33	(.56)	(.23)	(.32)	(.32)	—	5.56	(3.89)	319,716	1.04	5.48	29
November 30, 2014	6.20	.33	(.10)	.23	(.32)	(.32)	—	6.11	3.79	529,990	1.03	5.34	43
Class B
November 30, 2018	$5.77	.25	(.35)	(.10)	(.24)	(.24)	—	$5.43	(1.74)	$14,151	1.78	4.46	33
November 30, 2017	5.63	.25	.15	.40	(.26)	(.26)	—	5.77	7.30	21,868	1.79[d]	4.41	47
November 30, 2016	5.43	.26	.22	.48	(.28)	(.28)	—	5.63	9.24	14,950	1.82[e]	4.72[e]	42
November 30, 2015	5.98	.28	(.55)	(.27)	(.28)	(.28)	—	5.43	(4.67)	14,147	1.79	4.75	29
November 30, 2014	6.06	.28	(.08)	.20	(.28)	(.28)	—	5.98	3.23	16,893	1.78	4.59	43
Class C
November 30, 2018	$5.74	.25	(.33)	(.08)	(.25)	(.25)	—	$5.41	(1.55)	$37,341	1.78	4.46	33
November 30, 2017	5.61	.25	.15	.40	(.27)	(.27)	—	5.74	7.18	56,274	1.79[d]	4.37	47
November 30, 2016	5.41	.25	.24	.49	(.29)	(.29)	—	5.61	9.32	21,879	1.82[e]	4.67[e]	42
November 30, 2015	5.96	.28	(.55)	(.27)	(.28)	(.28)	—	5.41	(4.70)	17,292	1.79	4.75	29
November 30, 2014	6.04	.28	(.08)	.20	(.28)	(.28)	—	5.96	3.24	25,229	1.78	4.59	43
Class M
November 30, 2018	$5.91	.29	(.36)	(.07)	(.28)	(.28)	—	$5.56	(1.32)	$79,376	1.28	4.96	33
November 30, 2017	5.76	.29	.16	.45	(.30)	(.30)	—	5.91	7.90	89,239	1.29[d]	4.94	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	—	5.76	9.98	77,471	1.32[e]	5.23[e]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	5.54	(4.26)	81,256	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	6.10	3.59	112,526	1.28	5.10	43
Class R
November 30, 2018	$5.90	.29	(.35)	(.06)	(.28)	(.28)	—	$5.56	(1.15)	$27,080	1.28	4.95	33
November 30, 2017	5.76	.29	.15	.44	(.30)	(.30)	—	5.90	7.74	28,817	1.29[d]	4.93	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	—	5.76	9.98	24,378	1.32[e]	5.23[e]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	5.54	(4.26)	24,431	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	6.10	3.59	28,807	1.28	5.08	43
Class R6
November 30, 2018 †	$6.07	.18	(.21)	(.03)	(.16)	(.16)	—	$5.88	(.60)*	$13,611	.35*	2.95*	33
Class Y
November 30, 2018	$6.22	.33	(.37)	(.04)	(.30)	(.30)	—	$5.88	(.71)	$247,593.78		5.46	33
November 30, 2017	6.05	.33	.16	.49	(.32)	(.32)	—	6.22	8.28	355,378	.79[d]	5.37	47
November 30, 2016	5.80	.33	.26	.59	(.34)	(.34)	—	6.05	10.50	96,811	.82[e]	5.71[e]	42
November 30, 2015	6.37	.35	(.58)	(.23)	(.34)	(.34)	—	5.80	(3.86)	102,149.79		5.74	29
November 30, 2014	6.44	.36	(.09)	.27	(.34)	(.34)	—	6.37	4.16	192,542.78		5.61	43

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50 High Yield Fund	High Yield Fund 51

Financial highlights cont.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets per share for each class. (Note 2).

The accompanying notes are an integral part of these financial statements.

52 High Yield Fund

Notes to financial statements 11/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2017 through November 30, 2018.

Putnam High Yield Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

High Yield Fund 53

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

54 High Yield Fund

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, gaining liquid exposure to individual names and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded

High Yield Fund 55

in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

56 High Yield Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$410,442	$84,320,425	$84,730,867

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $672,557 to increase undistributed net investment income, $125,841 to increase paid-in capital and $798,398 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$14,002,647
Unrealized depreciation	(81,454,650)
Net unrealized depreciation	(67,452,003)
Undistributed ordinary income	11,308,495
Capital loss carryforward	(84,730,867)
Cost for federal income tax purposes	$1,377,672,772

For the fiscal year ended November 30, 2017, the fund had undistributed net investment income of $4,490,543.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

High Yield Fund 57

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.562% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R6 and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,607,658	Class R	45,480
Class B	29,254	Class R6	3,134
Class C	76,361	Class Y	485,533
Class M	140,011	Total	$2,387,431

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $12,061 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $998, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

58 High Yield Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,474,849
Class B	1.00%	1.00%	180,196
Class C	1.00%	1.00%	470,635
Class M	1.00%	0.50%	430,841
Class R	1.00%	0.50%	139,976
Total			$3,696,497

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $61,704 and $2,740 from the sale of class A and class M shares, respectively, and received $21,315 and $404 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $144 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$468,201,081	$650,211,434
U.S. government securities (Long-term)	—	—
Total	$468,201,081	$650,211,434

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

High Yield Fund 59

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	24,438,695	$142,204,677	18,406,304	$109,760,797
Shares issued in connection with
reinvestment of distributions	7,468,327	43,287,531	5,847,876	34,523,126
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	133,323,321	787,026,662
	31,907,022	185,492,208	157,577,501	931,310,585
Shares repurchased	(49,076,418)	(284,879,424)	(33,109,389)	(195,807,929)
Net increase (decrease)	(17,169,396)	$(99,387,216)	124,468,112	$735,502,656

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	103,678	$586,805	225,530	$1,198,597
Shares issued in connection with
reinvestment of distributions	119,887	676,937	134,947	775,033
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	1,960,101	11,273,194
	223,565	1,263,742	2,320,578	13,246,824
Shares repurchased	(1,408,785)	(7,967,862)	(1,184,199)	(6,820,657)
Net increase (decrease)	(1,185,220)	$(6,704,120)	1,136,379	$6,426,167

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	4,195,458	$23,761,308	1,818,421	$10,376,106
Shares issued in connection with
reinvestment of distributions	327,222	1,840,071	345,214	1,976,454
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	8,045,926	46,077,644
	4,522,680	25,601,379	10,209,561	58,430,204
Shares repurchased	(7,411,978)	(41,829,938)	(4,311,929)	(24,745,660)
Net increase (decrease)	(2,889,298)	$(16,228,559)	5,897,632	$33,684,544

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	1,125,879	$6,584,512	958,043	$4,860,516
Shares issued in connection with
reinvestment of distributions	161,193	930,685	109,044	641,790
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	2,206,868	12,983,534
	1,287,072	7,515,197	3,273,955	18,485,840
Shares repurchased	(2,130,652)	(12,301,325)	(1,606,036)	(9,452,218)
Net increase (decrease)	(843,580)	$(4,786,128)	1,667,919	$9,033,622

60 High Yield Fund

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	1,581,577	$9,161,957	1,258,865	$7,197,867
Shares issued in connection with
reinvestment of distributions	228,808	1,319,595	233,884	1,373,364
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	1,390,270	8,177,632
	1,810,385	10,481,552	2,883,019	16,748,863
Shares repurchased	(1,822,575)	(10,557,003)	(2,232,509)	(13,135,009)
Net increase (decrease)	(12,190)	$(75,451)	650,510	$3,613,854

			FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
			OPERATIONS) TO 11/30/18
Class R6			Shares	Amount
Shares sold			2,494,737	$15,216,416
Shares issued in connection with reinvestment of distributions			56,836	342,540
			2,551,573	15,558,956
Shares repurchased			(237,105)	(1,437,205)
Net increase			2,314,468	$14,121,751

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	14,810,502	$91,060,209	24,426,499	$151,506,630
Shares issued in connection with
reinvestment of distributions	2,311,198	14,099,484	1,929,461	11,948,294
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	38,637,155	239,140,618
	17,121,700	105,159,693	64,993,115	402,595,542
Shares repurchased	(32,145,778)	(196,441,649)	(23,885,104)	(148,050,147)
Net increase (decrease)	(15,024,078)	$(91,281,956)	41,108,011	$254,545,395

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/17	cost	proceeds	income	of 11/30/18
Short-term investments
Putnam Short Term
Investment Fund*	33,017,574	441,225,821	412,348,064	839,333	61,895,331
Total Short-term
investments	$33,017,574	$441,225,821	$412,348,064	$839,333	$61,895,331

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

High Yield Fund 61

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$11,300,000
Centrally cleared credit default contracts (notional)	$6,100,000
Warrants (number of warrants)	36,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$347,916	Payables	$—
			Payables, Net assets —
Equity contracts	Investments	1,936	Unrealized depreciation	—
Total		$349,852		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total
Credit contracts	$—	$(376,636)	$(376,636)
Foreign exchange contracts	247,925	—	247,925
Total	$247,925	$(376,636)	$(128,711)

62 High Yield Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$105,425	$105,425
Foreign exchange
contracts	—	359,341	—	359,341
Equity contracts	(18,497)	—	—	(18,497)
Total	$(18,497)	$359,341	$105,425	$446,269

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	State Street Bank and Trust Co.	Total
Assets:
Forward currency contracts #	$164,102	$18,677	$37,220	$53,678	$74,239	$347,916
Total Assets	$164,102	$18,677	$37,220	$53,678	$74,239	$347,916
Liabilities:
Forward currency contracts #	—	—	—	—	—	—
Total Liabilities	$—	$—	$—	$—	$—	$—
Total Financial and Derivative	$164,102	$18,677	$37,220	$53,678	$74,239	$347,916
Net Assets
Total collateral received (pledged)†##	$115,484	$—	$—	$—	$—
Net amount	$48,618	$18,677	$37,220	$53,678	$74,239
Controlled collateral received
(including TBA commitments)**	$115,484	$—	$—	$—	$—	$115,484
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities . The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and

High Yield Fund 63

interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Note 11: Acquisition of Putnam High Yield Trust

On May 8, 2017, the fund issued 133,323,321; 1,960,101; 8,045,926; 2,206,868; 1,390,270 and 38,637,155 class A, class B, class C, class M, class R, and class Y shares, respectively, for 102,575,817; 1,471,128; 6,066,094; 1,682,679; 1,092,362; and 31,949,627 class A, class B, class C, class M, class R and class Y shares of Putnam High Yield Trust to acquire that fund’s net assets in a tax-free exchange approved by the fund’s Board of Trustees. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam High Yield Trust, with a fair value of $1,068,704,680 and an identified cost of $1,050,423,181 at May 5, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam High Yield Trust on May 5, 2017, were $584,134,939 and $1,104,679,284, respectively. On May 5, 2017, Putnam High Yield Trust had distributions in excess of net investment income of $3,987,937, accumulated net realized loss of $291,058,489 and unrealized appreciation of $18,282,179. The aggregate net assets of the fund immediately following the acquisition were $1,688,814,223.

Assuming the acquisition had been completed on December 1, 2016, the fund’s pro forma results of operations for the previous fiscal period are as follows (unaudited):

Net investment Income	$86,606,483
Net gain on investments	$45,852,363
Net Increase in net assets resulting from operations	$132,458,846

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam High Yield Trust that were included in the fund’s Statement of operations for the previous fiscal period.

64 High Yield Fund

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $60,807,589 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

High Yield Fund 65

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

66 High Yield Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2018, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

High Yield Fund 67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

68 High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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AN032 314372 1/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2018	$98,718	$ —	$5,190	$ —
November 30, 2017	$102,644	$15,000*	$5,038	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended November 30, 2018 and November 30, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,190 and $5,038 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2018	$ —	$ —	$ —	$ —

November 30, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 28, 2019